UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
July 20, 2006
Columbia Sportswear Company
(Exact name of registrant as specified in its charter)

Oregon (State or other jurisdiction of incorporation)	0-23939 (Commission File Number)	93-0498284 (I.R.S. Employer Identification No.)
14375 Northwest Science Park Drive
Portland, Oregon 97229
(Address of principal executive offices)
(503) 985-4000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
     On July 20, 2006, the Compensation Committee of the Board of Directors of Columbia Sportswear Company approved and adopted amendments to the form of non-statutory stock option agreement for awards under the Columbia Sportswear Company 1997 Stock Incentive Plan (the “Plan”). The amendments provide:
•	An optionee who ceases to be employed by the Company, other than because of death or total disability, has 90 days after the date of termination to exercise the portion of the option that was exercisable on the date of termination.

•	If the Board of Directors determines that an optionee’s conduct is or has been in violation of the Company’s Code of Business Conduct and Ethics, it may terminate the option or a portion of the option. If the President of the Company reasonably believes an optionee has violated the Code of Business Conduct and Ethics, he may temporarily suspend the optionee’s ability to exercise the option for a period of up to 45 days to allow the Board of Directors to determine whether the option or a portion of the option should be terminated.
The form of non-statutory stock option agreement, as amended, is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
On July 20, 2006, the Compensation Committee also adopted a form of restricted stock unit award agreement (the “RSU Agreement”) and form of performance-based restricted stock unit award agreement (the “Performance RSU Agreement”) for awards under the Plan, which forms of agreement are filed as Exhibits 99.2 and 99.3 to this Current Report on Form 8-K and are incorporated herein by reference. Awards issued under the RSU Agreement vest over time, contingent on the recipient’s continued employment. Awards issued under the Performance RSU Agreement vest if specified performance criteria are met and only if the Recipient is continuously employed, except for approved leaves, during the performance period and for one year thereafter. A portion of the award is forfeited if the recipient fails to meet annual performance review criteria and a portion of the award is subject to increase or forfeiture if the Company achieves or fails to achieve specified levels of cumulative income from operations and return on invested capital over the performance period. The form of RSU Agreement is filed as Exhibit 99.2 and the form of Performance RSU Agreement is filed as Exhibit 99.3 to this Current Report on Form 8-K and each is incorporated herein by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits.

Exhibit 99.1	Form of Non-Statutory Stock Option Agreement, as amended
Exhibit 99.2	Form of Restricted Stock Unit Award Agreement
Exhibit 99.3	Form of Performance-Based Restricted Stock Unit Award Agreement

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Columbia Sportswear Company
Date: July 26, 2006	By:	/s/ PETER J. BRAGDON
		Name:	Peter J. Bragdon
		Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Form of Non-Statutory Stock Option Agreement, as amended
99.2	Form of Restricted Stock Unit Award Agreement
99.3	Form of Performance-Based Restricted Stock Unit Award Agreement